Exhibit 99.1

Concurrent Stockholders Approve Proposal to Sell Content Delivery & Storage Business to Vecima Networks

ATLANTA, December 13, 2017 – The stockholders of Concurrent (NASDAQ: CCUR), a global leader in storage, protection, transformation, and delivery of visual media assets, have approved all proposals presented at a special meeting of its stockholders held on December 13, 2017. The proposals related to the sale of Concurrent’s content delivery and storage business to Vecima Networks Inc. (VCM: TO).

Derek Elder, President and CEO of Concurrent, commented, “The Board of Directors and our management team appreciate the overwhelming support of our proposals from Concurrent’s stockholders. We expect to close the announced transaction with Vecima Networks by the end of the calendar year. The investment committee established by the Board of Directors will continue to evaluate options to maximize the value of the Company’s remaining assets after the close of the sale to Vecima.”

The specific voting results for each of the proposals considered at the special stockholder’s meeting are provided in Form 8-K filed by Concurrent on December 13, 2017.

About Concurrent

Concurrent (NASDAQ: CCUR) is a global company that develops software solutions focused on storing, protecting, transforming, and delivering visual media assets. We serve industries and customers that demand uncompromising performance, reliability and flexibility to gain a competitive edge, drive meaningful growth and confidently deliver best-in-class solutions that enrich the lives of millions of people around the world every day. Offices are located in North America, Europe and Asia. Visit www.concurrent.com for further information and follow us on Twitter: www.twitter.com/Concurrent_CCUR.

Forward Looking Statements

Certain statements in this communication and the documents referenced herein constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by words such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “see,” “continue,” “could,” “can,” “may,” “will,” “likely,” “depend,” “should,” “would,” “plan,” “predict,” “target,” and similar expressions, and may include references to assumptions and relate to Concurrent’s future prospects, developments and business strategies. Except for the historical information contained herein, the matters discussed in this communication are forward-looking statements that involve risks and uncertainties that may cause Concurrent’s actual results to be materially different from such forward-looking statements and could materially adversely affect its business, financial condition, operating results and cash flows. These risks and uncertainties include the occurrence of any event, change or other circumstances that could give rise to the termination of the Asset Purchase Agreement; or required third party consents or the failure to satisfy any of the other closing conditions to the Asset Purchase Agreement; potential disruption of management’s attention from Concurrent’s ongoing business operations due to the transaction; the effect of the announcement of the Asset Purchase Agreement on the ability of Concurrent to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; general business conditions; changes in overall economic conditions that impact consumer spending; the impact of competition; and other factors which are often beyond the control of Concurrent, as well other risks listed in the definitive proxy statement filed on November 6, 2017 or Concurrent’s Form 10-K filed September 20, 2017 with the Securities and Exchange Commission and risks and uncertainties not presently known to Concurrent or that Concurrent currently deems immaterial. Concurrent wishes to caution you that you should not place undue reliance on such forward-looking statements, which speak only as of the date on which they were made. Concurrent does not undertake any obligation to update forward-looking statements, except as required by law.

Media Relations:
Sandra Dover
(678) 258-4112
Sandra.dover@concurrent.com

Investor Relations:

Doug Sherk

(415) 652-9100

dsherk@evcgroup.com

Todd Kehrli

(310) 625-4462

tkehrli@evcgroup.com